EXHIBIT 99.2

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF OPERATIONS

	Unaudited For the Quarter Ended		Unaudited For the Year Ended
(Amounts in thousands, except per share data)	4/30/2011 (14 weeks)	4/24/2010 (13 weeks)	4/30/2011 (53 weeks)	4/24/2010 (52 weeks)
Sales	$338,905	$310,740	$1,187,143	$1,179,212
Cost of sales
Cost of goods sold	230,862	209,300	832,962	803,945
Restructuring	(15)	350	(163)	2,141
Total cost of sales	230,847	209,650	832,799	806,086
Gross profit	108,058	101,090	354,344	373,126
Selling, general and administrative	91,280	85,059	323,314	331,405
Restructuring	78	271	650	1,293
Write-down of long-lived assets	4,471	—	4,471	—
Operating income	12,229	15,760	25,909	40,428
Interest expense	603	584	2,346	2,972
Interest income	228	109	944	724
Income from Continued Dumping and Subsidy Offset Act, net	151	—	1,054	4,436
Other income (expense), net	221	236	405	480
Income before income taxes	12,226	15,521	25,966	43,096
Income tax expense	5,466	1,709	8,593	11,737
Net income (loss)	6,760	13,812	17,373	31,359
Net loss attributable to noncontrolling interests	3,548	192	6,674	1,342
Net income attributable to La-Z-Boy Incorporated	$10,308	$14,004	$24,047	$32,701

Basic average shares	51,890	51,579	51,849	51,533

Basic net income per share attributable to La-Z-Boy Incorporated	$0.20	$0.27	$0.46	$0.63

Diluted average shares	52,359	52,101	52,279	51,732

Diluted net income per share attributable to La-Z-Boy Incorporated	$0.19	$0.26	$0.45	$0.62

Dividends declared per share	$—	$—	$—	$—

LA-Z-BOY INCORPORATED
CONSOLIDATED BALANCE SHEET

	Unaudited As of
(Amounts in thousands, except par value)	4/30/2011	4/24/2010
Current assets
Cash and equivalents	$115,262	$108,427
Receivables, net of allowance of $23,937 in 2011 and $20,258 in 2010	161,299	165,001
Inventories, net	138,444	132,480
Deferred income taxes – current	—	2,305
Other current assets	17,218	18,862
Total current assets	432,223	427,075
Property, plant and equipment, net	120,603	138,857
Trade names	3,100	3,100
Deferred income taxes – long term	2,883	458
Other long-term assets	34,646	38,293
Total assets	$593,455	$607,783

Current liabilities
Current portion of long-term debt	$5,120	$1,066
Accounts payable	49,537	54,718
Accrued expenses and other current liabilities	77,447	91,523
Total current liabilities	132,104	147,307
Long-term debt	29,937	46,917
Other long-term liabilities	67,274	70,445
Contingencies and commitments	—	—
Shareholders' equity
Common shares, $1 par value – 150,000 authorized; 51,909 outstanding in 2011 and 51,770 outstanding in 2010	51,909	51,770
Capital in excess of par value	201,589	201,873
Retained earnings	126,622	106,466
Accumulated other comprehensive loss	(18,804)	(20,284)
Total La-Z-Boy Incorporated shareholders’ equity	361,316	339,825
Noncontrolling interests	2,824	3,289
Total equity	364,140	343,114
Total liabilities and equity	$593,455	$607,783

LA-Z-BOY INCORPORATED
CONSOLIDATED STATEMENT OF CASH FLOWS

	Unaudited Fiscal Year Ended
(Amounts in thousands)	4/30/2011	4/24/2010	4/25/2009
Cash flows from operating activities
Net income (loss)	$17,373	$31,359	$(122,413)
Adjustments to reconcile net income (loss) to cash provided by operating activities
(Gain) loss on sale of assets	201	(538)	(2,813)
Write-down of long-lived assets	4,471	—	7,503
Write-down of trade names	—	—	5,541
Write-down of goodwill	—	—	42,136
Write-down of investments	—	—	5,140
Deferred income tax expense/(benefit)	(120)	(2,693)	39,233
Restructuring	487	3,434	12,460
Provision for doubtful accounts	7,197	6,535	25,254
Depreciation and amortization	24,302	25,246	24,142
Stock-based compensation expense	3,720	5,236	3,819
Pension plan contributions	(4,495)	—	—
Change in receivables	1,599	(17,250)	27,223
Change in inventories	(10,531)	7,074	37,631
Change in other assets	(1,092)	3,225	2,967
Change in payables	(4,429)	13,147	(14,544)
Change in other liabilities	(10,837)	14,884	(40,571)
Total adjustments	10,473	58,300	175,121
Net cash provided by operating activities	27,846	89,659	52,708

Cash flows from investing activities
Proceeds from disposals of assets	506	3,338	9,060
Capital expenditures	(10,540)	(10,986)	(15,625)
Purchases of investments	(10,200)	(4,933)	(11,330)
Proceeds from sales of investments	10,655	8,833	34,675
Change in restricted cash	—	17,507	(18,207)
Cash effects upon consolidation/(deconsolidation) of VIE	(632)	—	631
Other	(49)	250	(581)
Net cash provided by (used for) investing activities	(10,260)	14,009	(1,377)

Cash flows from financing activities
Proceeds from debt	30,585	41,817	50,794
Payments on debt	(41,618)	(54,707)	(92,139)
Stock issued for stock and employee benefit plans	270	1,035	—
Dividends paid	—	—	(5,177)
Net cash used for financing activities	(10,763)	(11,855)	(46,522)

Effect of exchange rate changes on cash and equivalents	12	(756)	(901)
Change in cash and equivalents	6,835	91,057	3,908
Cash and equivalents at beginning of period	108,427	17,370	13,462
Cash and equivalents at end of period	$115,262	$108,427	$17,370

LA-Z-BOY INCORPORATED
Segment Information

	Unaudited For the Quarter Ended		Unaudited For the Year Ended
	4/30/2011	4/24/2010	4/30/2011	4/24/2010
(Amounts in thousands)	(14 weeks)	(13 weeks)	(53 weeks)	(52 weeks)
Sales
Upholstery Group	$264,842	$241,137	$916,867	$904,871
Casegoods Group	40,749	37,510	152,534	146,706
Retail Group	58,288	39,233	176,987	153,620
VIEs	3,646	13,557	29,105	53,173
Corporate and Other	471	440	1,909	4,583
Eliminations	(29,091)	(21,137)	(90,259)	(83,741)
Consolidated Sales	$338,905	$310,740	$1,187,143	$1,179,212

Operating income (loss)
Upholstery Group	$27,163	$28,610	$72,743	$95,732
Casegoods Group	2,099	(230)	6,698	(243)
Retail Group	(3,035)	(4,721)	(15,078)	(19,825)
VIEs	(1,107)	312	(4,949)	(751)
Corporate and Other	(8,357)	(7,590)	(28,547)	(31,051)
Restructuring	(63)	(621)	(487)	(3,434)
Write-down of long-lived assets	(4,471)	—	(4,471)	—
Consolidated Operating Income (Loss)	$12,229	$15,760	$25,909	$40,428

LA-Z-BOY INCORPORATED
Unaudited Quarterly Financial Data

(Dollar amounts in thousands, except per share data)	(13 weeks)	(13 weeks)	(13 weeks)	(14 weeks)
Fiscal Quarter Ended	7/24/2010	10/23/2010	1/22/2011	4/30/2011
Sales	$263,313	$292,982	$291,943	$338,905
Cost of sales
Cost of goods sold	190,500	207,938	203,662	230,862
Restructuring	(21)	(62)	(65)	(15)
Total cost of sales	190,479	207,876	203,597	230,847
Gross profit	72,834	85,106	88,346	108,058
Selling, general and administrative	74,320	79,657	78,057	91,280
Restructuring	165	110	297	78
Write-down of long-lived assets	—	—	—	4,471
Operating income (loss)	(1,651)	5,339	9,992	12,229
Interest expense	590	592	561	603
Interest income	243	223	250	228
Income from Continued Dumping and Subsidy Offset Act, net	—	—	903	151
Other income (expense), net	351	(418)	251	221
Income (loss) before income taxes	(1,647)	4,552	10,835	12,226
Income tax expense (benefit)	(705)	1,381	2,451	5,466
Net income (loss)	(942)	3,171	8,384	6,760
Net loss attributable to noncontrolling interests	726	774	1,626	3,548
Net income (loss) attributable to La-Z-Boy Incorporated	$(216)	$3,945	$10,010	$10,308

Diluted weighted average shares	51,785	52,214	52,270	52,359

Diluted net income per share attributable to La-Z-Boy Incorporated	$—	$0.07	$0.19	$0.19

LA-Z-BOY INCORPORATED
Unaudited Quarterly Financial Data

(Dollar amounts in thousands, except per share data)	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)
Fiscal Quarter Ended	7/25/2009	10/24/2009	1/23/2010	4/24/2010
Sales	$262,671	$300,707	$305,094	$310,740
Cost of sales
Cost of goods sold	182,113	205,602	206,930	209,300
Restructuring	736	663	392	350
Total cost of sales	182,849	206,265	207,322	209,650
Gross profit	79,822	94,442	97,772	101,090
Selling, general and administrative	77,916	84,619	83,811	85,059
Restructuring	301	520	201	271
Operating income	1,605	9,303	13,760	15,760
Interest expense	980	831	577	584
Interest income	276	199	140	109
Income from Continued Dumping and Subsidy Offset Act, net	—	—	4,436	—
Other income (expense), net	601	236	(593)	236
Income before income taxes	1,502	8,907	17,166	15,521
Income tax expense (benefit)	(3)	3,529	6,502	1,709
Net income	1,505	5,378	10,664	13,812
Net loss attributable to noncontrolling interests	73	588	489	192
Net income attributable to La-Z-Boy Incorporated	$1,578	$5,966	$11,153	$14,004

Diluted weighted average shares	51,479	51,755	51,845	52,101

Diluted net income per share attributable to La-Z-Boy Incorporated	$0.04	$0.11	$0.21	$0.26